EDUCATION REALTY TRUST, INC.
SECOND QUARTER 2007
SUPPLEMENTAL ANALYST PACKAGE

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended June 30,				Six months ended June 30,
	2007	2006	$ Chg	% Chg	2007	2006	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)
Total revenues	$28,959	$27,464	$1,495	5.4%	$59,026	$55,770	$3,256	5.8%
Operating income	5,335	4,275	1,060	24.8%	12,093	9,691	2,402	24.8%
Loss from continuing operations	(1,810)	(2,954)	1,144	38.7%	(2,709)	(4,198)	1,489	35.5%
Net income (loss)	194	(2,514)	2,708	107.7%	(297)	(3,294)	2,997	91.0%
Net income (loss) per share — basic and diluted	$0.01	$(0.01)			$(0.01)	$(0.13)

Weighted-average common shares outstanding — basic and diluted	28,012,275	26,349,426			27,592,873	26,309,154

FFO	$6,655	$6,279	376	6.0%	$14,865	$14,709	156	1.1%
FFO per weighted average share/unit (3)	$0.23	$0.23			$0.51	$0.52

Weighted average shares/units (3)	29,465,325	27,850,196			29,046,143	28,025,579

Capitalization Data as of: June 30, 2007

Total debt (1)	$421,120
Market equity (2)	426,954

Total enterprise value	$848,074

Debt to total enterprise value	49.7%

Notes:

(1)	Excludes debt premium of $2.0 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.03 at June 30, 2007. Excludes the 267,500 Profits interest units outstanding.

(3)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	June 30, 2007	December 31, 2006
	(Unaudited)
Assets
Student housing properties, net (1)	$743,293	$804,759
Assets under development	1,941	—
Corporate office furniture, net	1,324	752
Cash and cash equivalents	4,081	6,427
Restricted cash	8,130	9,154
Student contracts receivable, net	432	227
Receivable from affiliates	357	369
Management fee receivable from third parties	304	669
Goodwill and other intangibles, net	3,567	3,649
Other assets	11,006	9,452

Total assets	$774,435	$835,458

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of unamortized premium/discount	$423,146	$423,933
Other long term debt	—	47,000
Revolving line of credit	—	22,400
Accounts payable and accrued expenses	10,092	10,764
Deferred revenue	8,001	9,073

Total liabilities	441,239	513,170

Minority interest	18,812	19,289

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,413,849 and 26,810,552 shares issued and outstanding June 30, 2007 and December 31, 2006, respectively	284	268
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	342,415	330,374
Warrants	—	375
Accumulated deficit	(28,315)	(28,018)

Total stockholders’ equity	314,384	302,999

Total liabilities and stockholders’ equity	$774,435	$835,458

(1)	Amount is net of accumulated depreciation of $70,320 and $58,489 as of June 30, 2007 and December 31, 2006, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED JUNE 30,
(amounts in thousands, except share and per share data, unaudited)

	2007	2006	$ Change	% Change
Revenues:
Student housing leasing revenue	$21,031	$19,702	1,329	6.7%
Student housing food service revenue	522	807	(285)	-35.3%
Other leasing revenue	3,434	3,434	—	0.0%
Third-party development services	1,024	872	152	17.4%
Third-party management services	721	699	22	3.1%
Operating expense reimbursements	2,227	1,950	277	14.2%

Total revenues	28,959	27,464	1,495	5.4%

Operating expenses:
Student housing leasing operations	9,402	8,755	647	7.4%
Student housing food service operations	511	724	(213)	-29.4%
General and administrative	3,560	3,185	375	11.8%
Depreciation and amortization	7,924	8,575	(651)	-7.6%
Reimbursable operating expenses	2,227	1,950	277	14.2%

Total operating expenses	23,624	23,189	435	1.9%

Operating income	5,335	4,275	1,060	24.8%

Nonoperating expenses:
Interest expense	6,999	7,261	(262)	-3.6%
Amortization of deferred financing costs	268	279	(11)	-3.9%
Loss on early extinguishment of debt	174	—	174	100.0%
Interest income	(167)	(129)	38	29.5%

Total nonoperating expenses	7,274	7,411	(137)	-1.8%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(1,939)	(3,136)	1,197	38.2%

Equity in earnings of unconsolidated entities	(41)	142	(183)	-128.9%

Loss before income taxes, minority interest and discontinued operations	(1,980)	(2,994)	1,014	33.9%
Income tax expense (benefit)	(47)	186	(233)	-125.3%

Net loss before minority interest and discontinued operations	(1,933)	(3,180)	1,247	39.2%

Minority interest	(123)	(226)	103	45.6%

Loss from continuing operations	(1,810)	(2,954)	1,144	38.7%

Discontinued operations:
Income from operations, net of minority interest	425	440	(15)	-3.4%
Gain on sale of student housing property, net of minority interest	1,579	—	1,579	100.0%

Income from discontinued operations	2,004	440	1,564	355.5%

Net income (loss)	$194	$(2,514)	$2,708	107.7%

Earnings per share information:
Income (loss) per share — basic & diluted
Continuing operations	$(0.06)	$(0.11)	$0.05	42.4%
Discontinued operations	0.07	0.01	$0.06	422.2%

Net income (loss) per share	$0.01	$(0.10)	$0.11	107.0%

Weighted-average common shares outstanding — basic & diluted	28,012,275	26,349,426

NOTE:

The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations for each period shown.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — SIX MONTHS ENDED JUNE 30,
(amounts in thousands, except share and per share data, unaudited)

	2007	2006	$ Change	% Change
Revenues:
Student housing leasing revenue	$43,003	$40,557	2,446	6.0%
Student housing food service revenue	1,102	1,775	(673)	-37.9%
Other leasing revenue	6,868	6,868	—	0.0%
Third-party development services	2,067	1,427	640	44.8%
Third-party management services	1,603	1,398	205	14.7%
Operating expense reimbursements	4,383	3,745	638	17.0%

Total revenues	59,026	55,770	3,256	5.8%

Operating expenses:
Student housing leasing operations	18,424	17,362	1,062	6.1%
Student housing food service operations	1,072	1,583	(511)	-32.3%
General and administrative	7,050	6,165	885	14.4%
Depreciation and amortization	16,004	17,224	(1,220)	-7.1%
Reimbursable operating expenses	4,383	3,745	638	17.0%

Total operating expenses	46,933	46,079	854	1.9%

Operating income	12,093	9,691	2,402	24.8%

Nonoperating expenses:
Interest expense	14,386	14,131	255	1.8%
Amortization of deferred financing costs	548	553	(5)	-0.9%
Loss on early extinguishment of debt	174	—	174	100.0%
Interest income	(251)	(338)	(87)	-25.7%

Total nonoperating expenses	14,857	14,346	511	3.6%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(2,764)	(4,655)	1,891	40.6%

Equity in earnings of unconsolidated entities	2	425	(423)	-99.5%

Loss before income taxes, minority interest and discontinued operations	(2,762)	(4,230)	1,468	34.7%
Income tax expense (benefit)	(49)	82	(131)	-159.8%

Net loss before minority interest and discontinued operations	(2,713)	(4,312)	1,599	37.1%

Minority interest	(4)	(114)	110	96.5%

Loss from continuing operations	(2,709)	(4,198)	1,489	35.5%

Discontinued operations:
Income from operations, net of minority interest	833	904	(71)	-7.9%
Gain on sale of student housing property, net of minority interest	1,579	—	1,579	100.0%

Income from discontinued operations	2,412	904	1,508	166.8%

Net loss	$(297)	$(3,294)	$2,997	91.0%

Earnings per share information:
Income (loss) per share — basic & diluted
Continuing operations	$(0.10)	$(0.16)	$0.06	38.5%
Discontinued operations	0.09	0.03	$0.06	178.7%

Net loss per share	$(0.01)	$(0.13)	$0.12	91.6%

Weighted-average common shares outstanding — basic & diluted	27,592,873	26,309,154

NOTE:

The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations for each period shown.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Net income (loss)	$194	$(2,514)	$(297)	$(3,294)
Gain on sale of student housing property, net of minority interest	(1,579)	—	(1,579)	—
Real estate related depreciation and amortization	7,811	8,487	15,809	17,052
Equity portion of real estate depreciation and amortization on equity investees	92	—	190	—
Depreciation and amortization of discontinued operations	242	512	711	1,016
Minority interest	(105)	(206)	31	(65)

Funds from operations (“FFO”)	$6,655	$6,279	$14,865	$14,709

FFO per weighted average share/unit (1)	$0.23	$0.23	$0.51	$0.52

Weighted average shares/units (1)	29,465,325	27,850,196	29,046,143	28,025,579

Notes:
(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)

	2007	2006	$ Change	% Change
Revenues
Same community	$20,480	$19,519	$961	4.9%
New community	551	183	368	201.1%

Total community revenue	21,031	19,702	1,329	6.7%

Operating expenses (1)
Same community	$9,099	$8,714	$385	4.4%
New communities	303	41	262	639.0%

Total community operating expenses	9,402	8,755	647	7.4%

Net operating income
Same community	$11,381	$10,805	$576	5.3%
New communities	248	142	106	74.6%

Total community net operating income	$11,629	$10,947	$682	6.2%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — SIX MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)

	2007	2006	$ Change	% Change
Revenues
Same community	$41,899	$40,374	$1,525	3.8%
New community	1,104	183	921	503.3%

Total community revenue	43,003	40,557	2,446	6.0%

Operating expenses (1)
Same community	$17,833	$17,321	$512	3.0%
New communities	591	41	550	1341.5%

Total community operating expenses	18,424	17,362	1,062	6.1%

Net operating income
Same community	$24,066	$23,053	$1,013	4.4%
New communities	513	142	371	261.3%

Total community net operating income	$24,579	$23,195	$1,384	6.0%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME COMMUNITY STATISTICS — THREE MONTHS ENDED JUNE 30,

	2007	2006	Difference
Occupancy
Physical	91.4%	90.5%	0.9%
Economic	95.4%	91.5%	3.9%

NarPAB	$353	$337	$16
Other income per avail. Bed	$28	$26	$2
RevPAB	$381	$363	$18

Operating expense per bed	$169	$162	$7

Operating margin	55.6%	55.3%	0.3%

Design Beds	53,841	53,841	—
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME COMMUNITY STATISTICS — SIX MONTHS ENDED JUNE 30,

	2007	2006	Difference
Occupancy
Physical	93.6%	92.5%	1.1%
Economic	96.0%	93.3%	2.7%

NarPAB	$364	$352	$12
Other income per avail. Bed	$25	$23	$2
RevPAB	$389	$375	$14

Operating expense per bed	$166	$161	$5

Operating margin	57.4%	57.1%	0.3%

Design Beds	107,682	107,682	—
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED JUNE 30,

	2007	2006	Difference
Occupancy
Physical	91.0%	90.4%	0.6%
Economic	94.9%	91.4%	3.5%

NarPAB	$350	$337	$13
Other income per avail. Bed	$27	$25	$2
RevPAB	$377	$362	$15

Operating expense per bed	$169	$161	$8

Operating margin	55.3%	55.6%	-0.3%

Design Beds	55,713	54,465	1,248
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
COMMUNITY STATISTICS — OWNED AND OPERATED — SIX MONTHS ENDED JUNE 30,

	2007	2006	Difference
Occupancy
Physical	93.1%	92.4%	0.7%
Economic	95.4%	93.2%	2.2%

NarPAB	$362	$352	$10
Other income per avail. Bed	$24	$23	$1
RevPAB	$386	$375	$11

Operating expense per bed	$165	$160	$5

Operating margin	57.2%	57.2%	0.0%

Design Beds	111,426	108,306	3,120
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Six months ended
	June 30, 2007	June 30, 2006	Change	June 30, 2007	June 30, 2006	Change

Third-party development services revenue	$1,024	$872	$152	$2,067	$1,427	$640
Equity in earnings of development joint ventures	102	142	(40)	242	425	(183)

	$1,126	$1,014	$112	$2,309	$1,852	$457

CURRENT AND RECENTLY COMPLETED PROJECTS

			Project						Fees Earned Six		Fees Paid
			Development	Total Project				Fees Earned	Months Ended	Remaining Fees	Through June
Project	Bed Count	Completion Date	Cost	Fees		EDR % of fees	EDR Project Fees	Prior to 2007	June 30, 2007 (1)	to Earn	30, 2007
Slippery Rock University — Phase I, PA	1,390	Aug-06, Oct-06, Mar-07	$64,204	$2,720		100%	$2,720	$2,674	$38	$8	$2,220
California University of Pennsylvania Phase V, PA	354	August 2007	19,909	538		50%	269	144	111	14	188
Indiana University of Pennsylvania, PA	734	August 2007	43,725	1,673		100%	1,673	924	634	115	1,146
University of North Carolina-Greensboro	600	August 2007	26,000	1,162	(2)		683	458	202	23	603
University of Alabama — Tuscaloosa	631	August 2007	31,652	1,236		100%	1,236	257	875	104	956
University of Michigan, Ann Arbor	849	August 2008	45,000	1,200		100%	1,200	567	133	500	723
Slippery Rock University Phase II	746	August 2008	47,300	1,381		100%	1,381	—	232	1,149	967
Indiana University of Pennsylvania Phase II	1,094	August 2008	68,366	2,479		100%	2,465	—	108	2,357	909

	6,398		$346,156				$11,627	$5,024	$2,333	$4,270	$7,712

RECENTLY AWARDED PROJECTS

			Estimated	Project
			Completion	Development
Project	Estimated Bed Count	Estimated Start Date	Date	Cost	Total Project Fees	EDR % of Fees	Total EDR Fees
West Chester University of Pennsylvania Phase I	1,050	March 2008	August 2009	85,223	3,277	100%	3,277
University of Alabama — Tuscaloosa Phase II	930	TBD	August 2009	62,000	2,336	100%	2,336
Indiana University of Pennsylvania Phase III	650	April 2008	August 2009	40,619	1,464	100%	1,464

	2,630			$187,842	$7,077		$7,077

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	Total fees of $1,162 on the project include $957 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of June 30, 2007
(dollars in thousand)
Total Debt to Enterprise Value

Total Debt (1)	$421,120	49.7%
Total Market Equity (2)	426,954	50.3%

Total Enterprise Value	$848,074	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$421,120	5.90%	100.0%	3.0	years
Variable Rate	—	—	—	—	years

Total / Weighted Average	$421,120	5.90%	100.0%	3.0	years

Mortgage Debt Maturity

Fiscal Yr Ending
Ending
2007	$1,853	0.5%
2008	26,481	6.3%
2009	285,049	67.7%
2010	888	0.2%
2011	947	0.2%
Thereafter	105,902	25.1%

Total	$421,120	100.0%

Unamortized debt premium	2,026

Total, net of debt premium	423,146

Six Months Ended
June 30, 2007
Interest expense (3)	$14,616

Interest coverage (4)	1.80

Fixed charge coverage (4)	1.52

(1)	Excludes unamortized debt premium of $2.0 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.03 at June 30, 2007. Excludes the 267,500 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

(4)	Coverage ratios are calculated in compliance with the terms of our existing credit facililty, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ‘05	912
The Reserve at Athens	University of Georgia	Jan ‘05	612
The Reserve at Clemson	Clemson University	Jan ‘05	590
Players Club	Florida State University	Jan ‘05	336
The Gables	Western Kentucky University	Jan ‘05	290
College Station	Augusta State University	Jan ‘05	203
University Towers	North Carolina State University	Jan ‘05	953
The Pointe at South Florida	University of South Florida	Jan ‘05	1,002
Commons at Knoxville	University of Tennessee	Jan ‘05	708
The Commons	Florida State University	Jan ‘05	732
The Reserve on Perkins	Oklahoma State University	Jan ‘05	732
The Reserve at Star Pass	University of Arizona	Jan ‘05	1,020
The Pointe at Western	Western Michigan University	Jan ‘05	876
College Station at W. Lafayette	Purdue University	Jan ‘05	960
Commons on Kinnear	The Ohio State University	Jan ‘05	502
The Pointe	Pennsylvania State University	Jan ‘05	984
The Reserve at Columbia	University of Missouri	Jan ‘05	676
The Reserve on Frankford	Texas Tech University	Jan ‘05	737
The Lofts	University of Central Florida	Jan ‘05	730
The Reserve on West 31st	University of Kansas	Jan ‘05	720
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on South College	Auburn University	Jul ’05	576
Players Club	Georgia Southern University	Jun ’06	624

	Total owned and operated beds		18,571

NOTE: The above listing excludes the 13 communities leased to and managed by Place Properties, which were acquired on January 1, 2006.

EDUCATION REALTY TRUST, INC.
DEFINITIONS
     Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.
     Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
     Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
     Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
     Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
     Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
     Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
     Sames community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.